Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

18 U.S.C. SECTION 1350

In connection with the Quarterly Report of Penn National Gaming, Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2015, as filed with the United States Securities and Exchange Commission on the date hereof (the “Report”), I, Timothy J. Wilmott, Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to my knowledge:

1.                                      The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.                                      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Timothy J. Wilmott
Timothy J. Wilmott
Chief Executive Officer and President
March 7, 2016